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                                                                    EXHIBIT 1.01


                                 TERMS AGREEMENT



                                                              October 3, 1997



Smith Barney Holdings Inc.
388 Greenwich Street
New York, New York 10013

Attention:  Chief Financial Officer

Dear Sirs:

         We understand that Smith Barney Holdings Inc., a Delaware corporation (the "Company"), proposes to issue and sell $200,000,000 aggregate principal amount of its 6 3/8% Notes due October 1, 2004 (the "Securities"). Subject to the terms and conditions set forth herein or incorporated by reference herein, we, as underwriters (the "Underwriters"), offer to purchase, severally and not jointly, the principal amount of the Securities as set forth opposite our respective names on the list attached hereto at 98.811% of the principal amount thereof. The Closing Date shall be October 8, 1997 at 9:00 a.m. at the offices of Smith Barney Holdings Inc., 388 Greenwich Street, New York, New York 10013.

         The Securities shall have the following terms:

         Title:                 6 3/8% Notes due October 1, 2004

         Maturity:              October 1, 2004

         Interest Rate:         6.375% per annum

         Interest Payment
              Dates:            April 1 and October 1, commencing
                                April 1, 1998

         Regular Record
              Dates:            March 15 and September 15
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         Initial Price
              To Public:                       99.361% of the principal amount
                                               thereof plus accrued interest
                                               from October 1, 1997, to date of
                                               payment and delivery

         Redemption
              Provisions:                      The Securities are not redeem-
                                               able by the Company prior to
                                               maturity

         All the provisions contained in the document entitled "Smith Barney Shearson Holdings Inc. - Debt Securities - Underwriting Agreement Basic Provisions" and dated October 29, 1993 (the "Basic Provisions"), a copy of which you have previously received, are, except as indicated below, herein incorporated by reference in their entirety and shall be deemed to be a part of this Terms Agreement to the same extent as if the Basic Provisions had been set forth in full herein. Terms defined in the Basic Provisions are used herein as therein defined.

         Basic Provisions varied with respect to this Term Agreement:

(A) Notwithstanding the provisions set forth in Section 3 of the Basic Provisions, the Company and the Underwriters hereby agree that the Securities will be in the form of Book-Entry Notes and shall be delivered on October 8, 1997 against payment of the purchase price to the Company by wire transfer in immediately available funds to such accounts with such financial institutions as the Company may direct; and

(B) In the first line of Section 2(a), delete "A registration statement on Form S-3 (File No. 33-70340), including a prospectus, relating to the Securities has been prepared" and insert in lieu thereof "Registra-tion Statements on Form S-3 (File Nos. 333-17831 and 333-30175), including a prospectus, relating to the Securities have been prepared." In the tenth line of Section 2(a), delete "has been filed with the Commission and has become effective. Such registration statement and prospectus may have been amended or supplemented from time to time" and insert in lieu thereof "have been filed with the Commission and have become effective. Such registration statements and prospectus may have been amended or supplemented from time to time." Any references in the Basic Provisions to a Registration Statement shall be deemed a refer-ence to such Registration Statements on Form S-3.



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         The Underwriters hereby agree in connection with the underwriting of the Securities to comply with the requirements set forth in any applicable sections of Section 2720 to the By-Laws of the National Association of Securities Dealers, Inc.

         A. George Saks, Esq., is counsel to the Company. Skadden, Arps, Slate, Meagher & Flom LLP is counsel to the Underwriters.

         Please accept this offer no later than 9:00 p.m. on October 3, 1997, by signing a copy of this Terms Agreement in the space set forth below and returning the signed copy to us, or by sending us a written acceptance in the following form:

         "We hereby accept your offer, set forth in the Terms Agreement, dated October 3, 1997, to purchase the Securities on the terms set forth therein."

                                            Very truly yours,


                                            SMITH BARNEY INC.
                                            CHASE SECURITIES INC
                                            GOLDMAN, SACHS & CO.
                                            LEHMAN BROTHERS INC.
                                            MORGAN STANLEY & CO.
                                              INCORPORATED
                                            NATIONSBANC MONTGOMERY
                                              SECURITIES, INC.
                                            SALOMON BROTHERS INC

                                            By SMITH BARNEY INC.


                                         By:  /s/ Simon C.W. Hewett
                                              ---------------------------------
                                              Name: Simon C.W. Hewett
                                              Title: Managing Director


ACCEPTED:

SMITH BARNEY HOLDINGS INC.



By: /s/ Firoz Tarapore
    -------------------------------
    Name:  Firoz Tarapore
    Title: Assistant Treasurer



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

Underwriters                                     Principal Amount
------------                                     ----------------
Smith Barney Inc.                                  $28,574,000
Chase Securities Inc.                               28,571,000
Goldman, Sachs & Co.                                28,571,000
Lehman Brothers Inc.                                28,571,000
Morgan Stanley & Co. Incorporated                   28,571,000
NationsBanc Montgomery Securities Inc.              28,571,000
Salomon Brothers Inc                                28,571,000
                                                    -----------
             Total                                 $200,000,000


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